CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of report (Date of earliest event report:)
December 4, 2019

Access-Power, Inc.
(Exact name of registrant as specified in its charter)

State of Jurisdiction of incorporation: FLORIDA
Commission File No: 333-65069
IRS Employer Identification No: 59-3420985

17164 Dune View Drive
Apt 106
Grand Haven, MI 49417

or

PO BOX 598
Grand Haven MI, 49417
(Address of Principal Executive Officer)

Registrant telephone number, including area code:
616-312-5390

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction
A.2. below):

[] Written communications pursuant to Rule 425 under securities Act (17 CFR230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item. 8.01 Other events

Access-Power, Inc. is filing the below document signed and dated for our Shareholders and the Commission to review.

Access-Power, Inc. is in the beginning stages of an FORM 211 application with a national Market Maker to sponsor our Company this mission critical form with FINRA. This milestone must be reported to all my Shareholders. The FINRA Form 211 can be found at this location:

https://www.finra.org/sites/default/files/p126234.pdf

It is our #1 goal, as stated in previous filings with the Commission. We have an appointment with 3 executives of this firm today at 1pm EST. This is the initial conference call in our Company's journey through this intensive due dilligence process. The
Company has previously stated several times, that it is our #1 goal at the moment, to find a Market Maket who will sponsor our Company with this mission critical FINRA process.

It is uncertain exactly what is the process with this national Market Making firm. During our initial conference call with them, I plan to discuss the future of ACCR. We do not plan to spend much time discussing the past. The executives will be told to review past SEC 10k's, 10q's, and 8k's for past information.

The Company wants to remind everyone that we are not suppliers of shares in the market place. The Company has a fixed float currently in the form of a solid steel structure of only 98,244,146. The above structure will be updated monthly by our Transfer Agent at OTC MARKETS, and this can be VERIFIED here:

https://www.otcmarkets.com/stock/ACCR/security

The Company is reporting this material event, and if there are Shareholder recommendations, and other's who wish to help in our Journey to achive this #1 goal, please...we urge you email suggestions for this meeting today at 1pm EST. At a closing price of $.0044, the Company has a structural float market capitalization of $432,274.24. The Company believes that our #1 goal will be achieved.

Our email is pjensen@myaccess-power.com, or you may reach ACCR by telephone at 616.312.5390. I will achieve our objective in seeking this #1 goal. It will take many months to review this Form 211 application. We expect this initial conference call to be very successful. Access-Power, Inc. wants to remind everyone that we expect our newly formed product of Medical Marijuana clones to be sold only in the State of Michigan. We do not expect to participate in interstate commerce for years to come. The DEA is too strict in this sales process. We plan to focus on baby plant sales of the beautiful marijuana plant intended only for medical purposes. Over the years, we do plan to participate in the recreational market as laws loose up.

Access-Power, Inc. wants to thank everyone, and wants to extend our friendship and transparency to all.

Just stay with me...

Our comeback song remains the same,

https://www.youtube.com/watch?v=xbhCPt6PZIU

The following should be considered in connection with an evaluation of our business and recent market activities as described above:

There are various risk factors that should be carefully considered in evaluating our business; because such factors may have a significant impact on our business, our operating results, our liquidity and financial condition. As a result of these various risk factors, actual results could differ materially from those projected in any forward-looking statements. Additional risks and uncertainties not presently known to us, or that we currently consider to be immaterial, may also impact our business, result of operations, liquidity and financial condition. If any such risks occur, our business, its operating results, liquidity and financial condition could be materially affected in an adverse manner. Under such circumstances, if a stable trading market for our securities is established, the trading price of our securities could decline, and you may lose all or part of your investment.

SECURITIES ISSUED BY THE COMPANY INVOLVE A HIGH DEGREE OF RISK AND, THEREFORE, SHOULD BE CONSIDERED EXTREMELY SPECULATIVE. THEY SHOULD NOT BE PURCHASED BY PERSONS WHO CANNOT AFFORD THE POSSIBILITY OF THE LOSS OF THE ENTIRE INVESTMENT. PROSPECTIVE INVESTORS SHOULD READ
ALL OF THE COMPANY'S FILINGS, INCLUDING ALL EXHIBITS, AND CAREFULLY CONSIDER, AMONG OTHER FACTORS THE VARIOUS RISK FACTORS THAT MAY BE PRESENT.

You should be aware that there are many substantial risks to an investment in our common stock. Carefully consider these risk factors, along with any available information currently reported by the Company (of which there are note), before you decide to invest in shares of our common stock.

If these risk factors were to occur, our business, financial condition, results of operations or future prospects could be materially adversely affected. If that happens, the market price for our common stock, if any, could decline, and prospective investors would likely lose all or even part of their investment.

Cautionary Language Concerning Forward-Looking Statements

Statements in this press release may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "anticipate", "believe", "estimate", "expect", "intend", and similar expressions, as they relate to the Company or its management, identify forward-looking statements. These statements are based on current expectations, estimates, and projections about the Company's business, based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties, and assumptions that are difficult to predict. Therefore, actual outcomes and results may, and probably will, differ materially from what is expressed or forecasted in such forward-looking statements due to numerous factors. Such statements could be affected by risks and

Respectfully submitted before the Commission,

Patrick J. Jensen
Director
Access-Power, Inc.
December 4, 2019